中|信|安

中國信息安全技術有限公司
China Information Security Technology, Inc.










中 国 边 检
CHINA IMMIGRATION

Corporate Presentation
June 2010

CPBY
NASDAQ
GLOBAL SELECT

Safe Harbor Statement

CPBY
NASDAQ
GLOBAL SELECT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include ''forward looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Information Security Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, and involve known and unknown risks and uncertainties. Although China Information Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Information Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Information Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Information Security Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Information Security Technology, Inc. does not assume a duty to update these forward-looking statements.

About Non-GAAP Financial Measures

CPBY
NASDAQ
GLOBAL SELECT

This presentation contains non-GAAP financial measures for earnings that exclude non-cash charges. China Information Security believes that these non- GAAP financial measures are useful to investors because they exclude non-cash charges that China Information Security's management excludes when it internally evaluates the performance of the Company's business and makes operating decisions, including internal budgeting, and performance measurement, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential operating activities of China Information Security. Accordingly, management excludes the expense arising from certain non-cash charges when making operational decisions. China Information Security believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand China Information Security's financial performance in comparison to historical periods. In addition, it allows investors to evaluate China Information Security's performance using the same methodology and information as that used by China Security's management. Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non- GAAP financial measure. However, China Information Security's management compensates for these limitations by providing the relevant disclosure of the items excluded. We have provided a reconciliation of the non-GAAP measure to the equivalent GAAP measure in the table on the last page of the Appendix.

Company Overview

CPBY
NASDAQ
GLOBAL SELECT

Business	Specializes in Geographic Information System ("GIS"), digital public security and hospital information systems, and aims to be the largest GIS software provider in China.
Organization	Headquartered in Shenzhen 1400+ employees, 11 sales offices nationwide
Capital Structure	NasdaqGS: CPBY Price (05/11/10): $5.40 Shares Out. (F/D): 51.8 mil Market Cap: $280 mil Float: 30.4 mil
Ownership	Chairman & CEO: 38.45% Fidelity: 8.55% (03/31/10, FactSet)
Financials	2010 E: Revenue $141-146 million; A.N.I. $35.5-39.5 million* 2009 A: Revenue $101.0 million; A.N.I. $32.2 million*

* Adjusted Net Income excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration.

CIST
China Information Security

Introducing CIST

CPBY NASDAQ GLOBAL SELECT

1. *Digital Information Security Technology (DIST)*
2. *Geographic Information System (GIS)*
3. *Digital Hospital Information System (DHIS)*

1Q10 Revenue Breakdown


GIS
42%
DIST
48%
DHIS
10%

1Q10 Gross Margins


35%
52%
54%
DIST
GIS
DHIS

CIST China Information Security

Digital Information Security Technology (DIST)

CPBY NASDAQ GLOBAL SELECT

Golden Shield Program (1998)

- To modernize information technology for public safety services
- Paper-based – Automation – Intelligence – Integration



Intelligent Recognition
Telecom (TETRA)
Population Information Mgmt (Residence Card)
Police Resource Management
First Responder

DIST Market in China

Market Size:
2009: RMB 9.5 billion (US$1.4 billion)
2010e: RMB11.3 billion (US$1.65 billion)


US$
Billion
2.5
2
1.5
1
0.5
0
2008
2009
2010
2011
2012

Source: International Data Corporation (IDC)

Geographic Information System (GIS)

Police-use GIS

- 3-D images, integrated with GPS
- Real time command and monitoring
- National standardization, to be rolled out to 660 cities in 5 years
- Standard Setter Position
- Won Shanghai, Shenzhen, Zhuhai, Guangxi, Jiangxi, Hunan among the initial roll-out to 18 locations





Geographic Information System (GIS)

CPBY
NASDAQ
GLOBAL SELECT

Smart Grid

- GIS is what makes the Smart Grid "smart"
  - Brain of the central nervous system – calculation & decision-making
  - Portal of the communication system – integration & visualization
- Project SG186: State Grid's nationwide smart grid build-out plan
  - 2009-2010: Planning and Trial Phase
  - 2011-2015: Build-out Phase
  - 2016-2020: Upgrading Phase

Our Role in SGCC's Smart Grid of China

- One of the only two GIS platform software providers, along with ESRI, a U.S. company
- The only Chinese domestic provider



CIST
China Information Security

Geographic Information System (GIS)

CPBY
NASDAQ
GLOBAL SELECT

Basic Framework of GIS

- Powerful information management platform to manage operational activities
- Application Software – PGIS, Land Resourcing, Smart Grid
- Platform Software – Geostar, **GeoGlobe (Core Tech)**
- Database – Level A Certificate of Surveying & Mapping


Application Software
Platform Software
Database
Police GIS (PGIS)
Smart Grid
Urban Planning
Land Resource
Disaster Relief
Water Resource
GeoGlobe Portal
GeoGlobe Explorer
GeoGlobe SDK
GeoGlobe
GeoGlobe Server
GeoGlobe DataManager
GeoGlobe Runtime
• Level A Certificate of Surveying and Mapping
• Data Processing - GeoOne

Geographic Information System (GIS)

CPBY NASDAQ GLOBAL SELECT

National Public GIS Network

- To establish a national GIS network inter-connecting the central, provincial and municipal government levels, integrating functions of multiple agencies
- Paper-based Processing – Automation – Intelligent Systems – Integration



National Node
Provincial Node 1
Provincial Node 2
Provincial Node 31
City Node 1
City Node 2
City Node 3
City Node 4
City Node 332
City Node 333

CIST China Information Security

GIS Market in China

CPBY
NASDAQ
GLOBAL SELECT

Market Size

2009: RMB 75 billion (US$11 billion)

2010e: RMB 100 billion (US$14.6 billion)



US$
Billion
25
20
15
10
5
0
2008
2009
2010
2011
2012

Source: State Bureau of Surveying and Mapping

Major Government Initiatives



2010-2015
National Public GIS Network
By 2015 - One national node, 31 provincial level nodes and 333 city level nodes
2008-2009
National GIS Standardization Program
For PGIS, roll out to 100 cities by 2012 and 660 cities in next 5 yrs
2006-2007
Digital City Construction Program
By 2010 – 100 cities complete construction
1985
Initiation – State Lab of Resources and Environmental Information System established

Digital Hospital Information Systems (DHIS)

CPBY
NASDAQ
GLOBAL SELECT



MCS –
- Medical cases statistics, analysis and reporting
- Exclusive contract with Guangdong DOH
  1,000 hospitals by the end of 2010


EMR
LIS
Pharmacy
Cashier
HIS
PACS
Doctor Workstation
Nurse Workstation
… …

DHIS Market in China

CPBY
NASDAQ
GLOBAL SELECT

- In April 2009, China's State Council passed a medical reform plan which promised to spend RMB 850 bn on universal medical service
- 3% will be spent on IT applications sector

Market Size

2008: RMB 8 billion (US$1.2 billion)

2010e: RMB 12 billion (US$1.75 billion)



US$
Billion
4
3.5
3
2.5
2
1.5
1
0.5
0
2008
2009
2010
2011
2012

Source: International Data Corporation (IDC)

CISTs Synergistic Business Portfolio

CPBY
NASDAQ
GLOBAL SELECT


GIS
DIST
DHIS
More Opportunities

A unique, fully-integrated platform essential for public information infrastructure in China

Go-to-Market Strategy

CPBY NASDAQ GLOBAL SELECT



Stage 1
Gain first-mover advantage through pilot projects in Guangdong
Stage 2
Replicate proven success in other regions
Stage 3
Set standards, win top-down national contracts

CIST China Information Security

Strong Business Drivers

CPBY NASDAQ GLOBAL SELECT

China's Rapid Development

- Dynamic Economic growth
- Rapid Urbanization and increasing population mobility (domestically and internationally)
- Complex social challenges (natural disasters, pandemics, terrorism)

Current Inefficiencies

- Paper-based information processing
- Lack of inter-departmental coordination

Strong Demand for More Efficient Public Services

CIST China Information Security

The Platform Strategy

1. High switching costs
2. Follow-on projects, upgrades & maintenance
3. Cross-sell & up-sell opportunities
4. Vast amount of important data resides on our platforms
5. Network effect

80% of FY09 revenues generated from existing customers

Sustainable Competitive Advantages

CPBY NASDAQ GLOBAL SELECT

Owner of 29 scarce certificates & licenses, 92 copyrights & 15 patents

- Computer System Integration Level I license from Ministry of Information Industry
- State Secret-related Computer Information Integration Certification
- Level A Certificate of Surveying & Mapping

GeoGlobe, copyrighted platform software for GIS applications

National standard setter for PGIS program

Multi-segment offering allowing seamless integration of products

Proven success in implementing mission-critical projects

The platform strategy

High brand recognition in a fragmented market

Sustainable Growth Strategy

CPBY
NASDAQ
GLOBAL SELECT


Deepen Penetration in
Guangdo Province
Cross-sell and
Up-sell
CIST's
Sustainable
Growth
National
Expansion
Selective
Acquisitions

Expansion Beyond Guangdong

CPBY NASDAQ GLOBAL SELECT

- Top-down sales approach by becoming national/regional standards
- Bottom-up approach by partnering with key synergistic local players
- Expansion of office locations to penetrate six strategic regions throughout China



Beijing Office
Zhejiang Office
Shanghai Office
Shenzhen HQ
Guangzhou Office
Nanchang Office
Nanning Office
Wuhan Office
Changsha Office
Xi'an Office
Chengdu Office



FY09 Revenue
56%
44%
Guangdong
Ex-Guangdong

CIST China Information Security

Selective Strategic Acquisitions

CPBY
NASDAQ
GLOBAL SELECT

2007 | 2008 | 2009

Nov 11, 2007
Acquired Information Security Software (China) Co., Ltd.

Feb 2, 2008
Acquired Shenzhen Bocom Multimedia Display Technology Co., Ltd

Apr 1, 2008
Acquired 57% of Wuda Geoinformatics Co., Ltd.

Oct 31, 2008
Acquired Shenzhen Zhongtian Technology Development Co., Ltd.

Oct 1, 2009
Acquired Huipu Electronics (Shenzhen) Co., Ltd.

Global Recognition

- "Most Promising Companies" by Forbes China
- "Fast 50 China" & "Fast 500 Asia Pacific" by Deloitte Technology in 2008 & 2009
- Strategic Partnerships with Numerous International Brands

Strategic Leadership

CPBY NASDAQ GLOBAL SELECT

Jiang Huai Lin, *President and Chief Executive Officer*

- Founder and General Manager of Fujian Wild Wolf Electronics Co. Ltd.
- Well-rounded experience in business development and strategic planning

Jackie You Kazmerzak, CFA, *Chief Financial Officer*

- Seasoned executive with more than 10 years of experience in corporate finance/investment management
- Former CFO of a publicly listed company
- MBA from Arizona State University with a concentration in finance

Zhi Qiang Zhao, *Chief Operating Officer*

- Deputy General Manager for iASPEC since April 2005
- Former Supervisor of Human Resources for Foxconn Technology Group.
- Bachelor's degree in Mechanical and Electrical Engineering from Inner Mongolia University

Financial Performance

CPBY NASDAQ GLOBAL SELECT

Revenue ($mm)



CAGR = 95%
160
140
120
100
80
60
40
20
0
5
13.3
37.5
85.3
101.0
141
2005
2006
2007
2008
2009
2010E

Adjusted Net Income ($mm)



CAGR = 82%
40
35
30
25
20
15
10
5
0
1.8
5.8
14.2
26.8
32.2
35.5
2005
2006*
2007**
2008**
2009**
2010E***

* Non-GAAP net income for 2006 are shown, which includes net income from iASPEC.
** Excludes non-cash compensation expense and amortization of intangible assets;
*** Excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration..

CIST China Information Security

High Visibility

CPBY
NASDAQ
GLOBAL SELECT

($ MM)	June 30, 2009	Sept. 30, 2009	Dec. 31, 2009	March 31, 2010
Backlog	34.7	36.1	41.2	46.5

2010 Guidance

Revenue: $141 – 146 million

Adjusted Net Income: $35.5 – 39.5 million*

- Adjusted Net Income excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration.
- We have not provided a quantitative reconciliation of forward-looking non-GAAP measures with the most directly comparable GAAP measures because at this time we are unable to quantify the non-cash expenses that would need to be subtracted from adjusted annual net income to arrive at annual net income.

CIST
China Information Security

Income Statement

CPBY
NASDAQ
GLOBAL SELECT

($ in millions except per share data)	Mar. 31, 2010	Mar. 31, 2009	YoY Growth	Dec. 31 2009	Dec. 31 2008	YoY Growth
Revenue	$25.3	15.0	68.9%	$101.0	$85.3	18.4%
Gross Profit	11.1	7.5	48.6%	50.7	39.1	29.6%
Operating Profit	6.6	4.2	57.4%	32.2	23.9	34.6%
Net Income	6.3	3.8	67.2%	30.1	23.8	26.5%
Adjusted Net Income (1)	6.0	4.4	37.0%	32.2	26.8	20.5%
Diluted adj. net income per share(2)	$0.12	0.09	33.3%	$0.66	$0.57	15.8%
Gross Profit Margin	*43.9%*	*49.9%*		*50.2%*	*45.8%*	
Organic Gross Margin	*47.7%*					
Operating Margin	*25.9%*	*27.8%*		*31.8%*	*28.0%*	

(1) Adjusted Net Income excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration.
(2) Diluted adjusted net income per share is a non-GAAP financial measure and is based on weighted average of 51.2m, 47.5m, 48.7m and 46.9mil shares for three months ended March 31 of 2010 and 2009, and fiscal year ended December 31 of 2009 and 2008 respectively.

CIST
China Information Security

Summary Balance Sheet

CPBY
NASDAQ
GLOBAL SELECT

($ in thousands)	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash and Restricted Cash	17,320	$19,338	$9,565
Total Current Assets	137,316	126,212	84,700
Total Assets	263,900	250,829	148,468
Short Term Loans	12,214	15,928	6,328
Long Term Loans	4,019	1,907	--
Total Liabilities	78,491	82,930	25,463
Total Stockholder's Equity	185,409	167,899	123,005
Total Liabilities & Stockholder's Equity	263,900	250,829	148,468

Investment Highlights

CPBY NASDAQ GLOBAL SELECT

- China domestic market focus
- Beneficiary of high priority public spending in China
- Large, under-penetrated and fragmented market in China
- Sustainable competitive advantages
- Locked-in client base and repeat business
- Dynamic growth opportunities
- Long-term oriented management team
- 3-Year average: ROA of 21%, ROE of 27%

Contact Information

CPBY NASDAQ GLOBAL SELECT



Company Contact:

Iris Yan
Investor Relations Manager
China Information Security Technology, Inc.
Tel: 86-755-83704767
Email: irisyan@chinacpby.com

CPBY
NASDAQ
GLOBAL SELECT

Appendix

CIST
China Information Security

Large, Underpenetrated, Fragmented Market

- Government to invest in mission-critical public security & public services
- Pilot programs in regional markets, eventually become national standards
- Guangdong province is a technological leader and is often chosen for pilot projects, starting with Shenzhen
- Other players tend to be small & regional companies with single product

Geographic Information System (GIS)

CPBY
NASDAQ
GLOBAL SELECT

- Digital maps with detailed coordinates
- Inner works of buildings, underground piping, etc.
- Emergency response efficiency; disaster relief
- Resources management: smart grid, water, land, forestry
- Unmatched integration of data, platform and application software











Adjusted Net Income and EPS Reconciliation

CPBY
NASDAQ
GLOBAL SELECT

($ in millions, except per share data)	2006	2007	2008	2009	Three months ended Mar 31, 10
Reported net income	$5.7	$13.3	$23.8	$30.1	$6.3
Share based compensation	0.0	0.7	1.6	1.5	-
Amortization of intangibles	0.1	0.2	1.4	1.8	0.5
Change in fair value of contingent consideration*	-	-	-	(1.1)	(0.8)
Adjusted net income	$5.8	$14.2	$26.8	$32.2	$6.0
Weighted average shares outstanding	27.0	40.2	46.9	48.7	51.2
Adjusted EPS	$0.21	$0.35	$0.57	$0.66	$0.12

• Represents a gain from the change of fair value of the contingent consideration for the acquisition of Huipu, according to FASB ASC 805 – Business Combinations.

CIST
China Information Security